                                  AUGUST CAPITAL

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that each person listed on Schedule A attached hereto (each a "Granting Entity," and collectively the "Granting Entities") and each person listed on Schedule B attached hereto (each, a "Granting Equity
Holder" and collectively, the "Granting Equity Holders"), hereby constitutes and appoints JEFFREY M. BLOOM its true and lawful attorney-in-fact (the
"Attorney-in-Fact") to act for and on behalf of such person in its own capacity and in its capacity as a manager, member, general partner or similar control person ("Control Person") of any other Granting Entity to:

            a.  execute contracts, agreements, instruments, certificates and documents that arise in the ordinary course of business on behalf of such person in its own capacity and in its capacity as a Control Person in accordance with and subject to the
                provisions of the relevant governing documents of such person and applicable law, including, but not limited to, stock powers, stock purchase agreements, voting agreements, co-sale
                agreements, investor rights agreements, management rights
                agreements, proxies, ballots, indemnification agreements,
                waivers, stockholder written consents or amendments or
                modifications to any of the foregoing, and documents related to opening and maintaining bank and brokerage accounts;

            b.  execute, individually or jointly with any other reporting persons, any and all reports, notices, communications and other documents (including, but not limited to, reports or filings on
                Form ADV, Form D, Schedule 13D, Schedule 13G, Form 13-F, Form
                13H, Form 3, Form 4, Form 5 and any applicable registration statements) that such Granting Entity or Granting Equity Holder may be required to file with any foreign or domestic regulatory authority, including, but not limited to, the United States
                Securities and Exchange Commission pursuant to the Securities
                Act of 1933, the Securities Exchange Act of 1934, the Investment
                Company Act of 1940 or the Investment Advisers Act of 1940, each as amended and with the implementing rules and regulations thereto (collectively, the "Reports") with respect to such person's (i) status as an officer, member or director of, or
                (ii) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly)
                by such person;

            c.  do and perform any and all acts for and on behalf of such
                Granting Entity or Granting Equity Holder that may be necessary or desirable to complete and execute any such Reports and timely file such forms, reports, notices and schedules with the United
                States Securities and Exchange Commission and any stock exchange or other domestic or foreign authority; and

            d.  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, such Granting Entity or Granting Equity Holder, it being understood that the documents executed by such
                attorney-in-fact on behalf of such person, pursuant to this
                Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

                Each Granting Entity and Granting Equity Holder hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such person might or could do if personally present, with full power of revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each
Granting Entity and Granting Equity Holder acknowledges that no such attorney-in-fact, in serving in such capacity at the request of such person, is hereby assuming, nor is any other Granting Entity or Granting Equity Holder hereby assuming, any of such person's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934 or otherwise.

                One or more additional Granting Entities or Granting Equity Holders may become a party to this Power of Attorney after the date hereof without the consent of any of the other parties hereto by executing a counterpart to this
Power of Attorney. Schedule A and Schedule B shall be amended from time to time by the attorney-in-fact to reflect the addition or removal of any Granting
Entity or Granting Equity Holder.

                This Power of Attorney shall remain in full force and effect with respect to a Granting Entity or a Granting Equity Holder until the sooner of (i)
delivery by such Granting Entity or Granting Equity Holder to the
Attorney-in-Fact at his last known business address of a written revocation, in whole or in part, of this Power of Attorney, (ii) delivery by August Capital
Master Management Company, LLC to the Attorney-in-Fact at his last known business address of a written revocation, in whole or in part, of this Power of
Attorney or (iii) June 1, 2023.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of June 1, 2013.

                      GRANTING ENTITIES
                      -----------------

                         AUGUST CAPITAL MANAGEMENT, L.L.C.

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL MANAGEMENT II, L.L.C.

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL MANAGEMENT III, L.L.C.

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL MANAGEMENT IV, L.L.C.

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL MANAGEMENT V, L.L.C.

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL MANAGEMENT VI, L.L.C.

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL MASTER MANAGEMENT COMPANY, L.L.C.

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL, L.P.
                               By: August Capital Management, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL ASSOCIATES, L.P.
                               By: August Capital Management, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL STRATEGIC PARTNERS, L.P.
                               By: August Capital Management, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL II, L.P.
                               By: August Capital Management II, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL ASSOCIATES II, L.P.
                               By: August Capital Management II, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL STRATEGIC PARTNERS II, L.P.
                               By: August Capital Management II, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL III, L.P.
                               By: August Capital Management III, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL III FOUNDERS FUND, L.P.
                               By: August Capital Management III, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL ASSOCIATES III, L.P.
                               By: August Capital Management III, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL STRATEGIC PARTNERS III, L.P.
                               By: August Capital Management III, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL IV, L.P.
                               By: August Capital Management IV, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL ASSOCIATES IV, L.P.
                               By: August Capital Management IV, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL STRATEGIC PARTNERS IV, L.P.
                               By: August Capital Management IV, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL V, L.P.
                               By: August Capital Management V, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL V SPECIAL OPPORTUNITIES, L.P.
                               By: August Capital Management V, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL STRATEGIC PARTNERS V, L.P.
                               By: August Capital Management V, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL VI, L.P.
                               By: August Capital Management VI, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                               Title: Member

                         AUGUST CAPITAL VI SPECIAL OPPORTUNITIES, L.P.
                               By: August Capital Management VI, L.L.C., its general partner

                               By:  /s/ John R. Johnson
                                  ----------------------------------------------
                               Name: John R. Johnston
                                     Title: Member

                           GRANTING EQUITY HOLDERS
                           -----------------------

                                    By:   /s/ Howard Hartenbaum
                                          ----------------------------------
                                            Howard Hartenbaum

                                    By:   /s/ David Hornik
                                          ----------------------------------
                                            David Hornik

                                    By:   /s/ John R. Johnston
                                          ----------------------------------
                                            John R. Johnston

                                    By:   /s/ David Marquardt
                                          ----------------------------------
                                            David Marquardt

                                    By:   /s/ Vivek Mehra
                                          ----------------------------------
                                            Vivek Mehra

                                    By:   /s/ Andrew Rappaport
                                          ----------------------------------
                                            Andrew Rappaport

                                    By:   /s/ W. Eric Carlborg
                                          ----------------------------------
                                             W. Eric Carlborg

                                   SCHEDULE A
                                   ----------

                                GRANTING ENTITIES

August Capital Management, L.L.C.

August Capital Management II, L.L.C.

August Capital Management III, L.L.C.

August Capital Management IV, L.L.C.

August Capital Management V, L.L.C.

August Capital Management VI, L.L.C.

August Capital Master Management Company, L.L.C.

August Capital, L.P.

August Capital Associates, L.P.

August Capital Strategic Partners, L.P.

August Capital II, L.P.

August Capital Associates II, L.P.

August Capital Strategic Partners II, L.P.

August Capital III, L.P.

August Capital III Founders Fund, L.P.

August Capital Associates III, L.P.

August Capital Strategic Partners III, L.P.

August Capital IV, L.P.

August Capital Associates IV, L.P.

August Capital Strategic Partners IV, L.P.

August Capital V, L.P.

August Capital V Special Opportunities, L.P.

August Capital Strategic Partners V, L.P.

August Capital VI, L.P.

August Capital VI Special Opportunities, L.P.

                                  SCHEDULE B
                                  ----------

                             GRANTING EQUITY HOLDERS

Howard Hartenbaum

David Hornik

John R. Johnston

David Marquardt

Vivek Mehra

Andrew Rappaport

W. Eric Carlborg